RX FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JUNE 9, 2016
TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 29, 2016
AS SUPPLEMENTED THROUGH MARCH 21, 2016

RX TACTICAL ROTATION FUND (TICKERS: FMARX, RXTAX, FMLAX)	RX MAR TACTICAL GROWTH FUND (TICKERS: MGMIX, MGMAX, MGMCX)

RX MAR TACTICAL MODERATE GROWTH FUND (TICKERS: MGZIX, MGZAX, MGZCX)

 (the “Funds”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION LISTED ABOVE.

In the section “Management of the Funds” on page 30, the table titled “Officers” is replaced in its entirety as shown:

Officers:

Name, Age and Position(s) Held	Length of Time Served as Fund Officer	Principal Occupation During Past 5 Years
Thaddeus (Ted) Leszczynski Age: 69 Chief Compliance Officer and Secretary	CCO since February 2015 Secretary since March 2016	Chief Compliance Officer of RiskX Investments, LLC (since April 2015). Founding member of Compliance Solutions Associates LLC (since September 2009).
John J. Pileggi Age: 56 President, Chief Executive Officer, and Assistant Treasurer	Since Inception President since December 2015	Chief Executive Officer of RiskX Investments, LLC. Previously, Managing Partner and founding member of American Independence Financial Services, LLC (since 2005).
Terrance P. Gallagher Age: 57 Treasurer and Principal Accounting Officer	Since March 2016	Executive Vice President, Director of Fund Accounting & Administration, UMB Fund Services. Member of the American Institute of Certified Public Accountants.

In the section “Investment Advisory and Other Services” on pages 34-35, the third paragraph of subsection “Investment Adviser” is deleted and replaced in its entirety by the following:

Under the Investment Advisory Agreements, RiskX Investments has oversight responsibility for the day-to-day management of the Funds. Mr. Charles McNally is a portfolio manager and is also responsible for the oversight of the sub-advisory relationship for the Rx Tactical Rotation Fund, the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund (together the “Rx MAR Tactical Funds”).  For more about the portfolio managers, please see the section below entitled “PORTFOLIO MANAGER INFORMATION”.

In the section “PORTFOLIO MANAGER INFORMATION” on pages 40-41, the entry for Steven Wruble under “Portfolio Managers” should be deleted and replaced as follows:

Charles McNally. Mr. McNally joined RiskX Investments as Chief Portfolio Strategist in early 2013. Mr. McNally is also co-portfolio manager for the AI JAForlines Risk-Managed Allocation Fund, a series in the American Independence Funds Trust. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business, and traded fixed-income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

Any other reference to Steven Wruble in the Statement of Additional Information should be deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE